BLACKROCK FUNDSSM

BlackRock Managed Volatility Portfolio

(the “Fund”)

Supplement dated May 16, 2016 to the Summary Prospectus and the

Prospectus of the Fund, each dated January 28, 2016

This Supplement replaces and supercedes the supplement dated May 2, 2016.

On April 21, 2016, the Board of Trustees (the “Board”) of BlackRock FundsSM approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock Tactical Opportunities Fund” and certain changes to the Fund’s investment process. In addition, Fund management has determined to remove a benchmark index against which the Fund compares its performance. These changes are expected to become effective on or about July 1, 2016.

Effective on or about July 1, 2016, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

Change in the Fund’s Name

BlackRock Managed Volatility Portfolio is renamed BlackRock Tactical Opportunities Fund.

Change in the Fund’s Investment Process

The last paragraph of the section of the Summary Prospectus and the Prospectus entitled “Principal Investment Strategies of the Fund” or “Fund Overview—Principal Investment Strategies of the Fund,” as applicable, is deleted in its entirety and replaced with the following:

The Fund may engage in active and frequent trading of portfolio securities and may make significant investments in index futures or other derivative instruments to achieve its primary investment strategies.

The section of the Prospectus entitled “Details About the Fund—How the Fund Invests—Investment Process” is deleted in its entirety and replaced with the following:

Investment Process

The Fund management team will tactically allocate to asset classes around the world that are deemed to offer attractive risk-adjusted returns. In selecting investments, the Fund management team will identify global macro opportunities and position the Fund using a combination of individual securities and derivatives.

Securities are selected to achieve asset allocations tactically determined by the Fund management team. In selecting fixed-income investments, the Fund management team evaluates the global bond market including, but not limited to, U.S. Treasuries and agency securities, sovereign bonds, commercial and residential mortgage-backed securities and corporate bonds. The Fund management team may shift the Fund’s assets among these various sectors based upon changing market conditions. Investments are made when the Fund management team believes that they have the potential for above-average total return.

In selecting equity investments, the Fund management team evaluates the attractiveness of countries and sectors as well as average market capitalization, and will assess each investment’s changing characteristics relative to its contribution to portfolio risk within that discipline and will sell the investment when it no longer offers an appropriate return-to-risk trade-off. The Fund will make investments that the Fund management team believes offer attractive returns through long-term capital appreciation and income.

The Fund may engage in active and frequent trading of portfolio securities and may make significant investments in index futures or other derivative instruments to achieve its primary investment strategies.

Change in the Fund’s Benchmarks

Effective on or about July 1, 2016, the Fund removed the customized weighted index comprised of 50% MSCI All Country World Index and 50% Citigroup World Government Bond Index (hedged into USD), including its constituent components, as a performance benchmark against which the Fund measures its performance.

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Shareholders should retain this Supplement for future reference.

ALLPR-MV-0516SUP2